Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2006


Effective July 3, 2006, the following information replaces the paragraph entitled "Portfolio Manager" for the Equity-Income Fund in the chart on page GPD-2.
         Ciaran O'Neill is the manager of the Equity-Income Fund, which he has managed since July 2006. Since joining Fidelity Investments in 1995, Mr. O'Neill has worked as a research analyst, and since 2001, he has served Fidelity Management and Research Company (FMR) as a portfolio manager for mutual funds and other accounts. Mr. O'Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O'Neill returned to Fidelity in May of 2005 as a portfolio manager for FMR, and since 2006, he also has managed a mutual fund and other accounts for Pyramis Global Advisors, LLC. He received an MBA from Massachusetts Institute of Technology (Sloan School of Management) in 1995.



This Supplement is dated June 30, 2006.